LINE OF CREDIT (Details Narrative) (USD $)	12 Months Ended
Feb. 28, 2014
Line Of Credit Details Narrative
Revolving loan facility line of credit	$ 5,000,000
Borrowing base	90.00%
Line of credit borrowed	2,200,000
Line of credit available	1,900,000
Line Of Credit Facility Borrowing Capacity Description	Based upon a formula equal to 90% of eligible accounts receivable, decreasing to 80% of eligible accounts receivable plus the least of (i) 80% of Eligible 120 Day Accounts as defined in the Amended Agreement, (ii) $1,000,000, and (iii) 30% of the sum of all eligible accounts plus Eligible 120 Day Accounts after December 31, 2013 and the satisfaction of conditions specified in the Amended Agreement.
LOC Interest rate above prime	1.25%
LOC Interest rate above prime, streamline period	0.75%
Streamline rate, Unrestricted cash value trigger	$ 4,000,000
LOC Quarterly fee	0.25%
LOC Minimum tangible net worth and other terms	The loan agreement also requires us to maintain a minimum tangible net worth of at least negative $1.25 million, increasing (i) at the end of each month by 50% of the proceeds of issuances of equity securities and the principal amount of any subordinated debt received during such month, (ii) at the end of each calendar quarter 50% of net income for such quarter and (iii) immediately by 1.5x the cash received by us from the sale of any intellectual property minus any realized gain or plus any realized loss associated with the sale of such intellectual property.